                                                                     EXHIBIT d.4


                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES A

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP    65370G 20 8
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                                SHARE CERTIFICATE

                                        .

     This certifies that Cede & Co. is the owner of*____________________________
* (_______________) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series A, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of April 22, 2003, establishing Nicholas-Applegate Convertible & Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


-----------------------      -----------------------     -----------------------
Authorized Signature         Treasurer                   President

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series A, contained in the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
JT TEN        As joint tenants,       TEN IN COM      As tenants in common
              with rights of          TEN BY ENT      As tenants by the
              survivorship and not                    entireties
              as tenants in common    UNIF TRANSFERS  Uniform Transfers to
                                      MIN ACT         Minors Act

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
ADM           Administrator(s)        FDN             Foundation
              Administratrix          PL              Public Law
AGMT          Agreement               TR              (As) trustee(s) for, of
CUST          Custodian for           UA              Under Agreement
EST           Estate, Of estate of    UW              Under will of, Of will of,
EX            Executor(s), Executrix                  Under last will &
FBO           For the benefit of                      testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM
                                  -------------

For value received, __________________________ hereby sell, assign and transfer
                          (I/We)
unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________  __________________________________________________________
                     Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________
________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ____________,  _____

                                   Signature(s)_________________________________
Signature Guaranteed By                        (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

________________________________
(Signature must be guaranteed by
a commercial bank or trust
company or member firm of any
national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES B

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1


THIS CERTIFICATE IS TRANSFERABLE                       CUSIP    65370G 30 7
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                                SHARE CERTIFICATE

                                        .

     This certifies that Cede & Co. is the owner of*____________________________
* (_______________) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series B, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of April 22, 2003, establishing Nicholas-Applegate Convertible & Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


-----------------------      -----------------------     -----------------------
Authorized Signature         Treasurer                   President

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series B, contained in the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
JT TEN        As joint tenants,       TEN IN COM      As tenants in common
              with rights of          TEN BY ENT      As tenants by the
              survivorship and not                    entireties
              as tenants in common    UNIF TRANSFERS  Uniform Transfers to
                                      MIN ACT         Minors Act

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
ADM           Administrator(s)        FDN             Foundation
              Administratrix          PL              Public Law
AGMT          Agreement               TR              (As) trustee(s) for, of
CUST          Custodian for           UA              Under Agreement
EST           Estate, Of estate of    UW              Under will of, Of will of,
EX            Executor(s), Executrix                  Under last will &
FBO           For the benefit of                      testament

             Additional abbreviations may also be used though not in
                                 the above list.

                                  TRANSFER FORM
                                  -------------

For value received, __________________________ hereby sell, assign and transfer
                               (I/We)
unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

___________________  __________________________________________________________
                     Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________

________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ____________,  _____

                                   Signature(s)_________________________________
Signature Guaranteed By                        (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

_______________________________
(Signature must be guaranteed
by a commercial bank or trust
company or member firm of any
national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES C

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP    65370G 40 6
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *___________________________ *(_________________)fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series C, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of April 22, 2003, establishing Nicholas-Applegate Convertible & Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


------------------------   ------------------------   --------------------------
Authorized Signature       Treasurer                  President

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series C, contained in the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
JT TEN        As joint tenants,       TEN IN COM      As tenants in common
              with rights of          TEN BY ENT      As tenants by the
              survivorship and not                    entireties
              as tenants in common    UNIF TRANSFERS  Uniform Transfers to
                                      MIN ACT         Minors Act

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
ADM           Administrator(s)        FDN             Foundation
              Administratrix          PL              Public Law
AGMT          Agreement               TR              (As) trustee(s) for, of
CUST          Custodian for           UA              Under Agreement
EST           Estate, Of estate of    UW              Under will of, Of will of,
EX            Executor(s), Executrix                  Under last will &
FBO           For the benefit of                      testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM
                                  -------------

For value received, __________________________ hereby sell, assign and transfer
                             (I/We)
unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
___________________  __________________________________________________________
                     Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________
________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ____________,  _____

                                   Signature(s)_________________________________
Signature Guaranteed By                        (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

________________________________
(Signature must be guaranteed by
a commercial bank or trust
company or member firm of any
national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                               AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES D

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP    65370G 50 5
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                                SHARE CERTIFICATE

     This certifies that Cede & Co. is the owner of *___________________________ *(________________) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series D, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of April 22, 2003, establishing Nicholas-Applegate Convertible & Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


-----------------------      -----------------------     -----------------------
Authorized Signature         Treasurer                   President

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series D, contained in the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
JT TEN        As joint tenants,       TEN IN COM      As tenants in common
              with rights of          TEN BY ENT      As tenants by the
              survivorship and not                    entireties
              as tenants in common    UNIF TRANSFERS  Uniform Transfers to
                                      MIN ACT         Minors Act

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
ADM           Administrator(s)        FDN             Foundation
              Administratrix          PL              Public Law
AGMT          Agreement               TR              (As) trustee(s) for, of
CUST          Custodian for           UA              Under Agreement
EST           Estate, Of estate of    UW              Under will of, Of will of,
EX            Executor(s), Executrix                  Under last will &
FBO           For the benefit of                      testament

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM
                                  -------------

For value received, __________________________ hereby sell, assign and transfer
                             (I/We)
unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
___________________  __________________________________________________________
                     Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________
________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ____________,  _____

                                   Signature(s)_________________________________
Signature Guaranteed By                        (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

________________________________
(Signature must be guaranteed by
a commercial bank or trust
company or member firm of any
national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                               AUCTION PREFERRED
                    SHARE(S) OF BENEFICIAL INTEREST, SERIES E

                          PAR VALUE $0.00001 PER SHARE
                    $25,000 Liquidation Preference per Share

Number
------
  1

THIS CERTIFICATE IS TRANSFERABLE                       CUSIP    65370G 60 4
IN BOSTON OR IN NEW YORK CITY                               SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                                SHARE CERTIFICATE

                                        .

     This certifies that Cede & Co. is the owner of *___________________________ *(_________________) fully paid and non-assessable Auction Preferred Share(s) of Beneficial Interest, Series E, Par Value $0.00001 Per Share, $25,000 Liquidation Preference Per Share, of Nicholas-Applegate Convertible & Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of April 22, 2003, establishing Nicholas-Applegate Convertible & Income Fund II, and all amendments and restatements thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and to the terms and provisions of the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II, copies of which are on file with the Secretary of the Fund. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trustees properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

           Witness the seal of the Fund and the signatures of its duly authorized officers.

Dated:
Countersigned and Registered:
  Deutsche Bank Trust Company Americas
  (New York, New York)
  Transfer Agent and Registrar

BY:


-----------------------      -----------------------     -----------------------
Authorized Signature         Treasurer                   President

     This certificate is issued subject to the provisions restricting transfers of the Auction Preferred Shares of Beneficial Interest, Series E, contained in the Third Amended and Restated Bylaws of Nicholas-Applegate Convertible & Income Fund II.

EXPLANATION OF ABBREVIATIONS

     The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below, may be used.

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
JT TEN        As joint tenants,       TEN IN COM      As tenants in common
              with rights of          TEN BY ENT      As tenants by the
              survivorship and not                    entireties
              as tenants in common    UNIF TRANSFERS  Uniform Transfers to
                                      MIN ACT         Minors Act

Abbreviation  Equivalent              Abbreviation    Equivalent
------------  ----------------------  --------------  --------------------------
ADM           Administrator(s)        FDN             Foundation
              Administratrix          PL              Public Law
AGMT          Agreement               TR              (As) trustee(s) for, of
CUST          Custodian for           UA              Under Agreement
EST           Estate, Of estate of    UW              Under will of, Of will of,
EX            Executor(s), Executrix                  Under last will &
FBO           For the benefit of                      testament

             Additional abbreviations may also be used though not in
                                the above list.

                                  TRANSFER FORM
                                  -------------

For value received, __________________________ hereby sell, assign and transfer
                             (I/We)
unto:
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
___________________  __________________________________________________________
                     Please Print or Typewrite Name and Address (including postal Zip Code of Assignee)

_______________________________________________________________________________

_______________________________________________________________________________
________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint _____________________________________ Attorney, to transfer such beneficial interest on the books of the Fund named therein with full power of substitution in the premises.

Dated ____________,  _____
                                   Signature(s)_________________________________
Signature Guaranteed By                        (The signature of this assignment
                                               must correspond exactly with the
                                               name as written upon the face of
                                               this Certificate in every
                                               particular, without alteration or
                                               enlargement or any change
                                               whatsoever. If more than one
                                               owner, all must sign.)

________________________________
(Signature must be guaranteed by
a commercial bank or trust
company or member firm of any
national stock exchange.)

                                IMPORTANT NOTICE

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.